SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2005

Charter Communications Holdings, LLC
Charter Communications Holdings Capital Corporation
(Exact name of registrants as specified in their charter)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-77499	43-1843179
333-77499-01	43-1843177
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On August 24, 2005, Charter Communications Holdings, LLC (“Charter Holdings”) and its wholly-owned subsidiaries, CCH I, LLC ("CCH I") and CCH I Holdings, LLC ("CIH"), commenced offers to exchange any and all of certain outstanding debt securities of Charter Holdings in a private placement for new debt securities of CCH I and CIH. The exchange offers are subject to significant conditions that are described in the informational documents relating thereto. The offers will expire at midnight on September 26, 2005, subject to extension. Charter Holdings is an indirect, wholly-owned subsidiary of Charter Communications, Inc.

The information agent for the exchange offers is Global Bondholder Service Corporation.   For more information, call the information agent at (800) 470-3800.

A press release announcing the private debt exchange offers is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed pursuant to Item 8.01:

Exhibit Number	Description

99.1	Press release dated August 24, 2005. *

*  filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS HOLDINGS, LLC
Registrant
By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: August 26, 2005

By:/s/ Paul E. Martin
Name: Paul E. Martin
Title: Senior Vice President,
Interim Chief Financial Officer,
Princial Accounting Officer and
Corporate Controller
(Principal Financial Officer and
Principal Accounting Officer)

  CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
  Registrant

Dated: August 26, 2005

By:/s/ Paul E. Martin
Name: Paul E. Martin
Title: Senior Vice President,
Interim Chief Financial Officer,
Princial Accounting Officer and
Corporate Controller
(Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 24, 2005. *

*    filed herewith